Report of Independent Registered
 Public Accounting Firm

To the Shareholders and
 Board of Trustees of
Federated Premier Municipal
 Income Fund

In planning and performing
our audit of the financial
 statements of Federated
Premier Municipal Income
Fund the Fund as of and
for the year ended November
 30 2007 in accordance with
the standards of the
Public Company Accounting
 Oversight Board United States
 we considered the Funds internal
 control over
financial reporting including
controls for safeguarding
 securities as a basis for
designing our auditing
procedures for the purpose
 of expressing our opinion
on the financial statements
and to comply with the
requirements of Form NSAR
 but not for the purpose of
 expressing an opinion on the
 effectiveness of the
Funds internal control over
 financial reporting
 Accordingly we express no
such opinion

The management of the Fund is
responsible for establishing
and maintaining effective
internal control over
financial reporting
 In fulfilling this responsibility
 estimates and judgments by
 management are required to
assess the expected benefits
 and related costs of controls
A companys internal control
over financial
reporting is a process designed
 to provide reasonable assurance
 regarding the reliability of
 financial
reporting and the preparation
of financial statements for
external purposes in
accordance with generally
accepted accounting principles
  A Funds internal control
 over financial reporting
 includes those policies
and procedures that 1
pertain to the maintenance
of records that in reasonable
detail accurately and fairly
reflect the transactions and
 dispositions of the assets
 of the company 2 provide
 reasonable assurance that
transactions are recorded
 as necessary to permit
preparation of financial
 statements in accordance
 with
generally accepted accounting
principles and that receipts
 and expenditures of the
company are being made
only in accordance with
authorizations of management
 and directors of the
company and 3 provide
reasonable assurance
 regarding prevention
or timely detection
 of unauthorized acquisition
 use or
disposition of a companys
 assets that could have a
 material effect on the
financial statements

Because of its inherent
 limitations internal
 control over financial
reporting may not prevent
or detect
misstatements Also
projections of any
evaluation of effectiveness
to future periods are
subject to the risk
that controls may become
 inadequate because of
 changes in conditions
 or that the degree of
 compliance
with the polices or
 procedures may deteriorate

A deficiency in internal
control over financial
reporting exists when
 the design or operation
of a control
does not allow management
or employees in the normal
course of performing their
 assigned functions to
prevent or detect misstatements
on a timely basis  A material
 weakness is a deficiency
or combination of
deficiencies in internal
control over financial
 reporting such that there
 is a reasonable possibility
 that a
material misstatement of
the Funds annual or interim
financial statements will
not be prevented or detected
on a timely basis

Our consideration of the
Funds internal control
over financial reporting
 was for the limited
purpose
described in the first
paragraph and would not
 necessarily disclose
all deficiencies in
internal control that
might be significant
deficiencies or material
 weaknesses under standards
 established by the Public
Company Accounting Oversight
Board United States
However we noted no
deficiencies in the
 Funds
internal control over
 financial reporting
and its operation
including controls
 over safeguarding
 securities
that we consider to
 be a material weakness
as defined above as of
November 30 2007

This report is intended
 solely for the information
 and use of management
and the Board of Trustees
 of the
Fund and the Securities
and Exchange Commission
 and is not intended to
 be and should not be
used by
anyone other than these
 specified parties



ERNST  YOUNG LLP


Boston Massachusetts
January 17 2008